UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2020

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54323	20-3866475
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Petroleum Drive, Suite 200, Louisiana 70508

(Address of principal executive offices) (Zip Code)

(337)269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, RedHawk Holdings Corp. (the “Company”) and Beechwood Properties, LLC (“Beechwood”) on March 22, 2019, entered into a Settlement Agreement and General Release (the “Settlement Agreement”) to resolve litigation, as previously disclosed, brought by the Company and Beechwood against Daniel J. Schreiber and the Daniel J. Schreiber Living Trust – Dtd 2/08/95 (collectively, the “Defendants”) in the United States District Court for the Eastern District of Louisiana (the “Louisiana Court”). Pursuant to the Settlement Agreement, the Company agreed to, among other things, issue two Promissory Notes to the Defendants, each in the principal amount of $200,000. The first Promissory Note was originally due and payable on or before September 6, 2020 (“Note 1”). Payment of the principal amount of Note 1 was tendered by the Company to the Defendants on August 13, 2020. The second Promissory Note was originally due and payable on or before September 5, 2021 (“Note 2”).

Also as previously disclosed, the Defendants filed on October 11, 2019, a Motion to Enforce Settlement Agreement (the “Motion”) with the Louisiana Court alleging that the Company failed to comply with certain obligations under the Settlement Agreement. The Motion sought to, among other things, accelerate the payment of amounts owed to the Defendants under the Settlement Agreement and assert a claim for interest and attorneys’ fees.

On July 16, 2020, the Louisiana Court granted the Defendant’s Motion. The Company has appealed the Louisiana Court’s ruling to the United States 5th Circuit Court of Appeals (the “Court of Appeals”) and intends to vigorously defend against the ruling. While awaiting final resolution by the Court of Appeals and in order to reduce the number of matters in dispute before the Louisiana Court, the Company tendered the early repayment of the principal amount of Note 2 to the Defendants on August 24, 2020.

The Defendants claim, but the Company contests, that interest and attorneys’ fees are due under the terms of the Settlement Agreement. These contested claims will be resolved by the Court of Appeals.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are all statements other than statements of historical fact. Statements contained in this Current Report on Form 8-K that are not historical facts may be deemed to be forward-looking statements. The words “anticipate,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be,” “potential” and any similar expressions are intended to identify those assertions as forward-looking statements.

Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties. In evaluating forward-looking statements, you should consider the various factors which may cause actual results to differ materially from any forward-looking statements including those listed in the “Risk Factors” section of our latest Annual Report on Form 10-K. Further, the Company may make changes to its business plans that could or will affect its results. Investors are cautioned that the Company will undertake no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2020	RedHawk Holdings Corp.

	By:	/s/ G. Darcy Klug
	Name:	G. Darcy Klug
	Title:	Chief Financial Officer